Exhibit 99.5

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on 104 mortgage loans acquired by Chimera Investment Corporation (the “Client”) through a bulk purchase. The Review was conducted from September 2022 through December 2022 on mortgage loans originated between August 2022 and November 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

(a)	Credit Documentation: A review of the documentation underlying the credit decision was performed to determine sufficiency for consideration in the Credit Review. The Credit Documentation review consisted of the following:
o	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors;
o	Credit Report: Credit Report in file for all borrowers and meets guideline seasoning requirements and contains OFAC clearance;
o	Income Documentation / Lease Agreements: Confirmation of the presence of income documentation in the loan file when required by lender or Client specified underwriting guidelines. For rental properties where existing leases are required to be verified, verify their presence and sufficiency for purpose based on underwriting guideline standards;
o	Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves;
o	Borrower/Guarantor Identification: Verify that the file contains a copy of a government issued identification verification for each borrower (i.e. driver’s license, state ID, passport);
o	Insurance Certificate: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required;
o	Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value;

o	Commercial Borrower Organizing Documentation: Confirm the presence an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation relative to the commercial borrower entity;
o	Articles of Incorporation/Certificate of Formation: Confirm that each loan file contains a copy of the Articles of Incorporation establishing registration within the state of operation;
o	Certificate of Good Standing: Confirm that each borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state is in the file;
o	Borrower Authority / Consent of Members: Confirm that the loan file contains evidence that the individual executing the loan agreements has been given signing authority on behalf of the borrowing entity.
(b)	Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:
o	Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instrument as applicable and that the agreement is properly executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties;
o	Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that it contains all applicable riders including an assignment of rents;
o	Power of Attorney: If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements including those for timing, form, authority and execution;
o	Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan;
o	Affidavit of Commercial Purpose/Occupancy Certification: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied;
o	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that could affect lien position;
o	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property;
o	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale;
o	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file.

(c)	Guidelines: The underwriting guidelines as specified by Client served as the criteria under which each loan qualification review took place. Qualification criteria includes:
o	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines;
o	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards;
o	Debt-Service Coverage Ratios “DSCR”: Calculate the debt-service coverage ratio to ensure it meets minimum guideline standards;
o	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements;
o	Credit Scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines;
o	Occupancy: Confirm that the occupancy of the subject property used for qualification of the loan is accurate and compliant with guideline requirements. Confirm that the borrower has executed an affidavit of commercial/business purpose and that no other documentation that shows the subject property might be a primary residence;
o	Loan-to-Value Ratios: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired LTV and CLTV meet loan qualification and underwriting guideline standards based on the calculation methods set forth in underwriting guidelines;
o	Insurance: Confirm the adequacy of hazard insurance coverage and that premiums are included in PITI calculations. If required based on flood zone, confirm the presence and adequacy of flood insurance coverage and that premiums are included in PITI calculations;
o	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions;
o	Letters of Explanation: Confirm the presence of Letters of Explanation (LOX) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question;
o	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported;
o	Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation product was not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (104 loans in total):

One (1) loan had a Secondary Appraisal, nineteen (19) loans had AVMs, and thirty-six (36) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were five (5) occurrences of this.

One (1) loan had a Field Review or BPO, and zero (0) loans had an Exterior Only Appraisal Review all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred four (104) mortgage loans reviewed, nine (9) unique mortgage loans (8.65% by loan count) had a total of ten (10) tape discrepancies across four (4) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
UW Fico Utilized	4	40.00%
Property Type	4	40.00%
Original CLTV	1	10.00%
Original LTV	1	10.00%
Grand Total	10	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria, 47.12% of the loans received an Overall “B” grade and 52.88% of the loans received an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	55	$12,868,845.00	52.88%
Event Grade B	49	$13.033,955.00	47.12%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	104	$25,902,800.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	57	54.81%
Event Grade B	47	45.19%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	104	100.00%
Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	97	93.27%
Event Grade B	7	6.73%

Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	104	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Valuation Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

Credit	A	No Credit Findings	28
		Borrower Income Verification is less than 12 months	5
		Underwriting FICO does not meet Guideline Minimum Required	4
		Asset Documents are Incomplete	4
		Fraud Report Shows Uncleared Alerts	4
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	3
		Property is located in a FEMA disaster area	3
		Fully Executed Purchase Contract is Partial	2
		Final Loan Application is Partial	2
		All Interested Parties Not Checked against Exclusionary Lists	2
		Hazard Insurance Coverage is Not Sufficient.	2
		Guideline Violation – Escrows Collected	1
		Transmittal Summary is Missing	1
		Occupancy Status	1
		Minimum Trade Line Requirement Not Met	1
		Borrower Liabilities Verification Indicator is Partial	1
		Security Instrument Indicator is Partial	1
		Notice of Special Flood Hazards is Missing	1
		Underwriting CLTV exceeds Guideline Maximum Allowable	1
		Hazard Insurance Effective Date is after the Note Date	1
		Underwriting LTV exceeds Guideline Maximum Allowable	1
		Housing history does not meet guidelines	1
		Liquid Reserves are less than Guidelines Required	1
		Total Credit Grade (A) Exceptions:	71
	B	Liquid Reserves are less than Guidelines Required	20
		Asset Documents are Incomplete	9
		Note Document Indicator is Partial	7
		Housing history does not meet guidelines	6
		Minimum Trade Line Requirement Not Met	6
		Borrower Income Verification does not match Approval	5
		Underwriting LTV exceeds Guideline Maximum Allowable	4
		Underwriting CLTV exceeds Guideline Maximum Allowable	4
		DSCR is less than guideline minimum	1
		Unresolved derogatory credit	1
		Insufficient cash to close.	1
		Loan amount is less than the minimum required loan amount	1
		Total Credit Grade (B) Exceptions:	65
Property	A	Third Party Valuation Product Not Provided	21
		No Property Findings	15
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	3
		Third party AVM Confidence Score is less than 90%	3
		Title Issues Present	2
		Is Completion Certificate in file is No	1
		Third Party AVM to appraised value exceeds 10% allowable variance	1
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Total Property Grade (A) Exceptions:	47
	B	Appraisal guideline violation	7
		Total Property Grade (B) Exceptions:	7

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.

B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.